Offerings - Offering: 1	Feb. 05, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.600% Senior Notes due 2031
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 399,016,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 55,104.11
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering.